                              AMENDED AND RESTATED

                              REVOLVING CREDIT NOTE


$11,050,000                                                     August 7, 1998


         FOR VALUE RECEIVED, the undersigned, STARMET CORPORATION, STARMET POWDERS, LLC, STARMET AEROCAST, LLC, STARMET COMMERCIAL CASTINGS, LLC, STARMET NMI CORPORATION, STARMET CMI CORPORATION, STARMET HOLDINGS CORPORATION, NMI FOREIGN SALES CORPORATION (the "Borrowers"), hereby jointly and severally, promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110 the principal sum of ELEVEN MILLION FIFTY THOUSAND DOLLARS ($11,050,000) or such lesser sum as may from time to time be outstanding under the terms of the Credit Agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Credit Agreement").

         The Borrowers promise to pay interest on the unpaid principal balance at the rates and at the times provided in the Credit Agreement. This Note may be prepaid only in accordance with the terms of the Credit Agreement.

         The principal balance of this Note shall be reduced as provided in the Credit Agreement and the remaining balance shall become due and payable on February 28, 1999, and earlier upon the occurrence of an Event of Default (as defined in the Credit Agreement). This Note replaces and supersedes all prior revolving credit notes issued pursuant to the Credit Agreement. The Borrowers agree to pay all reasonable legal fees and other costs of collection of this Note.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right, nor shall any waiver on one occasion be deemed to be an amendment or waiver of any such right with respect to any future occasion. The Borrowers hereby waive presentment, demand, protest and notice of every kind and assents to any one or more indulgences, to any substitution, exchange or release of collateral (if at any time there be available collateral to the holder of this Note) and to the addition or release of any other party or persons primarily or secondarily liable.




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         This Note shall be governed and construed under the laws of the
Commonwealth of Massachusetts and shall be deemed to be under seal.


                                       STARMET CORPORATION

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By:/s/James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: VP Finance


                                       STARMET POWDERS, LLC

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By:/s/James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET AEROCAST, LLC

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By:/s/James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET COMMERCIAL CASTINGS, LLC

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By:/s/James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                        Signatures continued on next page


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

                                                     STARMET NMI CORPORATION

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By /s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET CMI CORPORATION

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By /s/ James M. Spiezio
                                          -----------------------------
                                         Name:  James M. Spiezio
                                         Title: Treasurer


                                       STARMET HOLDINGS CORPORATION

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By /s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       NMI FOREIGN SALES CORPORATION

WITNESS:
/s/ Gregory L. White
-------------------------------
                                       By /s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer

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